UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5872

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 09/30

Date of reporting period: 03/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

General
California Municipal
Bond Fund, Inc.
SEMIANNUAL REPORT March 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

General California
Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

The Fund

Dear Shareholder:

This semiannual report for General California Municipal Bond Fund, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund achieved a total return of 3.42%.1 In comparison, the Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 3.12% for the same period.2 Over the reporting period, the average total return for all funds reported in the Lipper California Municipal Debt Funds category was 3.26%.3

Despite heightened market volatility in a recovering economy, California municipal bonds generally ended the reporting period with prices that were modestly higher than where they began, contributing positively to the fund’s total return.The fund produced a higher return than its benchmark and Lipper category average, primarily because of its relatively conservative investment posture, which helped cushion the effects of market volatility.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, stronger-than-expected economic growth had already sparked a sharp summertime decline in the prices of tax-exempt bonds.At the same time, California was in the midst of political turmoil as record-setting budget deficits loomed and the campaign to recall the state’s governor gained momentum.As a result, the state’s bonds fell more sharply than those of most other states.

Although the market subsequently remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period, boosting the fund’s total return. Despite renewed fears of potential inflationary pressures in the recovering economy, bond prices were supported by persistently sluggish job growth and the Federal Reserve Board’s assurances that it could be patient before raising short-term interest rates. In addition, a rebound in the prices of California securities was triggered by the election of a new governor in October. By the reporting period’s end, voters had approved a borrowing plan to address many of the state’s more immediate fiscal problems, removing some of the near-term uncertainty that had plagued the California market.

In this unsettled political and economic environment, we continued to maintain an average duration — a measure of sensitivity to changing interest rates — that was roughly in line with that of the fund’s bench-mark.When purchasing new securities, we generally favored relatively liquid bonds from issuers rated “single-A” or better. Because yield differences between single-A rated and above and lower-rated bonds were narrower than historical norms for much of the reporting period, it made little sense to us to incur the additional risks of lower-quality securities, including California’s unsecured general obligation debt. Instead, we focused primarily on bonds issued by school districts, electric utilities and other revenue-producing, essential-services facilities generally with ratings of single-A or better.

What is the fund’s current strategy?

The borrowing plan approved by California voters in March 2004 calls for issuance of a high volume of tax-exempt bonds, which in our view could put upward pressure on yields and downward pressure on prices. In addition, municipal bonds with intermediate-term maturities experienced more volatility during the reporting period than securities with shorter or longer maturities.Accordingly, we have diversified the fund’s holdings more broadly among bonds of various maturities. In our view, these are prudent strategies while the fixed-income markets continue to adjust to stronger U.S. and California economies.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—97.9%	Amount ($)		Value ($)

California—94.8%
ABAG Finance Authority, Nonprofit Corporations
MFHR (Central Park Apartments) 5.60%, 7/1/2038	5,000,000		5,199,700
Alameda County, COP (Various Financing Projects)
6%, 9/1/2021 (Insured; MBIA, Prerefunded 9/1/2006)	2,720,000	[a]	3,049,881
Anaheim Public Financing Authority,
Tax Allocation Revenue
6.45%, 12/28/2018 (Insured; MBIA)	6,000,000		7,011,060
California Department of Veterans Affairs
Home Purchase Revenue 5.50%, 12/1/2019	2,355,000		2,488,081
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2018 (Insured; AMBAC)	5,000,000		5,541,700
California Educational Facilities Authority, Revenue
(College & University Projects) 5.625%, 7/1/2023	1,275,000		1,124,677
California Health Facilities Financing Authority,
Revenue:
(Cedars-Sinai):
6.125%, 12/1/2030	2,000,000		2,167,500
6.25%, 12/1/2034	4,250,000		4,615,118
(Sutter Health) 6.25%, 8/15/2035	2,250,000		2,555,078
(Walden House) 6.85%, 3/1/2022	3,225,000		3,237,803
California Housing Finance Agency
MFHR 6.15%, 8/1/2022 (Insured; AMBAC)	1,845,000		1,938,117
California Pollution Control Financing Authority, PCR:
10.285%, 6/1/2014	4,500,000	[b,c]	6,305,760
(Southern California Edison Company) 2%, 3/1/2006	4,000,000		3,984,000
California Statewide Communities Development Authority:
COP:
(Catholic Healthcare West)
6.50%, 7/1/2020	3,500,000		3,844,680
(Motion Picture & Television Fund)
6.45%, 1/1/2022 (Insured; AMBAC)	3,200,000		3,272,096
Special Facilities LR (United Airlines, Inc.)
6.25%, 10/1/2035	3,000,000	[d]	690,000
Capistrano Unified School District (Ladera)
5.75%, 9/1/2029	4,500,000		4,585,365
Castaic Lake Water Agency, COP, Revenue
(Water System Improvement Project)
Zero Coupon, 8/1/2027 (Insured; AMBAC)	10,000,000		2,947,300
Central Joint Powers Health Financing Authority, COP
(Community Hospitals of Central California)
6%, 2/1/2030	1,000,000		1,038,700

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Contra Costa County, Mortgage Revenue (Cedar Pointe)
6.15%, 9/1/2025 (Insured; FHA)	2,955,000	3,046,516
Contra Costa County Public Finance Authority, Tax
Allocation Revenue (Pleasant Hill) 5.45%, 8/1/2028	2,895,000	2,967,693
Del Mar Race Track Authority, Revenue
6.20%, 8/15/2011	2,000,000	2,166,060
Elsinore Valley Municipal Water District, COP:
5.375%, 7/1/2018 (Insured; FGIC)	2,000,000	2,288,160
5.375%, 7/1/2019 (Insured; FGIC)	3,855,000	4,405,610
Fremont Union High School District:
5.25%, 9/1/2022 (Insured; FGIC)	3,400,000	3,654,456
5.25%, 9/1/2023 (Insured; FGIC)	4,000,000	4,266,840
Fullerton Community Facilities Distict No. 001,
Special Tax (Amerige Heights) 6.20%, 9/1/2032	2,500,000	2,579,975
Golden State Tobacco Securitization Corp.,
Tobacco Settlement Revenue
(Enhanced-Asset Backed)
5%, 6/1/2043 (Insured; AMBAC)	1,760,000	1,800,814
Los Angeles Community College District
5.50%, 8/1/2015 (Insured; MBIA)	5,000,000	5,620,950
New Haven Unified School District
5.75%, 8/1/2019 (Insured; FSA)	2,000,000	2,292,060
Northern California Power Agency,
Public Power Revenue
(Hydroelectric Project Number 1)
6.30%, 7/1/2018 (Insured; MBIA)	20,400,000	25,288,452
Orange County Community Facilities District 01-1,
Special Tax (Ladera Ranch):
6.25%, 8/15/2030	1,600,000	1,710,240
6%, 8/15/2032	2,000,000	2,059,180
Orange County Public Financing Authority, LR
(Juvenile Justice Center Facility)
5.375%, 6/1/2019 (Insured; AMBAC)	6,150,000	6,821,457
Pomona Redevelopment Agency, Tax Allocation
(West Holt Avenue) 5.50%, 5/1/2032	3,000,000	3,062,670
Port Oakland, Special Facilities Revenue
(Mitsui O.S.K. Lines Limited)
6.80%, 1/1/2019 (LOC; Mizuho Corporate Bank)	1,915,000	1,929,133
Rancho Cucamonga Redevelopment Agency
(Tax Allocation Rancho Redevelopment)
5.375%, 9/1/2025 (Insured; MBIA)	7,485,000	7,993,531

		The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

California (continued)
Sacramento City Financing Authority, Revenue:
9.542%, 12/1/2013 (Insured; AMBAC)		2,335,000	[b,c]	3,014,602
9.542%, 12/1/2014 (Insured; AMBAC)		2,000,000	[b,c]	2,582,100
Sacramento County (Community Facilities District No. 1)
5.70%, 12/1/2020		2,230,000		2,275,604
Sacramento County Sanitation District Financing
Authority, Revenue
5.50%, 12/1/2016 (Insured; AMBAC)		2,830,000		3,289,818
San Diego Unified School District
(Election 1998) 5.25%, 7/1/2018 (Insured; FGIC)		3,390,000		3,756,154
San Francisco City and County Airports Commission
International Airport Revenue
5.90%, 5/1/2026		9,385,000		9,723,892
Stockton, Health Facilities Revenue
(Dameron Hospital Association) 5.70%, 12/1/2014		1,000,000		1,062,880
Turlock, COP, Health Facilities Revenue
(Emanuel Medical Center, Inc.) 5.75%, 10/15/2023		6,000,000		6,056,400
Ventura County Community College District
5.50%, 8/1/2023 (Insured; MBIA)		2,250,000		2,464,988
West Basin Municipal Water District, COP
5.25%, 8/1/2016 (Insured; MBIA)		3,000,000		3,362,760
West Covina Redevelopment Agency, Special Tax
(Community Facilities District—Fashion Plaza):
6%, 9/1/2017		6,000,000		7,089,420
6%, 9/1/2022		8,325,000		9,882,691
U. S. Related—3.1%
Puerto Rico Highway & Transportation Authority,
Transportation Revenue
6%, 7/1/2039 (Prerefunded 7/1/2010)		2,000,000	[a]	2,402,360
Puerto Rico Infrastructure Financing Authority
5.375%, 10/1/2024		3,750,000		4,165,913

Total Investments (cost $	192,776,588)	97.9%		210,679,995
Cash and Receivables (Net)		2.1%		4,551,112
Net Assets		100.0%		215,231,107

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FHA	Federal Housing Administration	MFHR	Multi-Family Housing Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value ($)

AAA		Aaa		AAA	57.0
AA		Aa		AA	10.5
A		A		A	12.4
BBB		Baa		BBB	12.0
BB		Ba		BB	.5
CC		Ca		CC	.3
Not Rated[e]		Not Rated[e]		Not Rated[e]	7.3
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $11,902,462 or 5.5% of net assets.

d	Non-income producing security—interest payment in default.
e	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	192,776,588	210,679,995
Receivable for investment securities sold		3,490,211
Interest receivable		2,662,465
Receivable for shares of Common Stock subscribed		10
Prepaid expenses		10,248
		216,842,929

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		122,280
Cash overdraft due to Custodian		1,275,732
Payable for shares of Common Stock redeemed		170,884
Accrued expenses		42,926
		1,611,822

Net Assets ( $)		215,231,107

Composition of Net Assets ($):
Paid-in capital		206,853,716
Accumulated undistributed investment income—net		89,351
Accumulated net realized gain (loss) on investments		(9,615,367)
Accumulated net unrealized appreciation
(depreciation) on investments		17,903,407

Net Assets ( $)		215,231,107

Shares Outstanding
(500 million shares of $.001 par value Common Stock authorized)		16,354,527
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.16

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
lnterest Income	5,704,279
Expenses:
Management fee—Note 3(a)	657,854
Shareholder servicing costs—Note 3(b)	111,444
Professional fees	20,430
Custodian fees	12,731
Prospectus and shareholders' reports	8,427
Registration fees	7,910
Directors' fees and expenses—Note 3(c)	5,282
Loan commitment fees—Note 2	1,208
Miscellaneous	7,488
Total Expenses	832,774
Investment Income—Net	4,871,505

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	274,542
Net unrealized appreciation (depreciation) on investments	2,340,716
Net Realized and Unrealized Gain (Loss) on Investments	2,615,258
Net Increase in Net Assets Resulting from Operations	7,486,763

See notes to financial statements.

The Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	4,871,505	10,746,760
Net realized gain (loss) on investments	274,542	(7,187,906)
Net unrealized appreciation
(depreciation) on investments	2,340,716	1,266,828
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,486,763	4,825,682

Dividends to Shareholders from ($):
Investment income—net	(4,859,635)	(10,726,185)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,218,291	46,009,565
Dividends reinvested	3,441,024	7,638,360
Cost of shares redeemed	(20,959,047)	(72,725,877)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(9,299,732)	(19,077,952)
Total Increase (Decrease) in Net Assets	(6,672,604)	(24,978,455)

Net Assets ($):
Beginning of Period	221,903,711	246,882,166
End of Period	215,231,107	221,903,711
Undistributed investment income—net	89,351	—

Capital Share Transactions (Shares):
Shares sold	632,493	3,550,773
Shares issued for dividends reinvested	262,778	588,229
Shares redeemed	(1,602,734)	(5,603,949)
Net Increase (Decrease) in Shares Outstanding	(707,463)	(1,464,947)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2004		Year Ended September 30,

	(Unaudited)	2003	2002[a]		2001		2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.01	13.33	13.28		12.73		12.61	13.91
Investment Operations:
Investment income—net	.29[b]	.60[b]	.63[b]		.64		.65	.65
Net realized and unrealized
gain (loss) on investments	.15	(.32)	.06		.55		.17	(1.13)
Total from
Investment Operations	.44	.28	.69		1.19		.82	(.48)
Distributions:
Dividends from investment
income—net	(.29)	(.60)	(.64)		(.64)		(.65)	(.65)
Dividends from net realized
gain on investments	—	—	(.00)	[c]	(.00)	[c]	(.05)	(.17)
Total Distributions	(.29)	(.60)	(.64)		(.64)		(.70)	(.82)
Net asset value, end of period	13.16	13.01	13.33		13.28		12.73	12.61

Total Return (%)	3.42[d]	2.21	5.48		9.43		6.83	(3.62)

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.76[e]	.76	.75		.73		.77	.78
Ratio of net investment income
to average net assets	4.44[e]	4.63	4.87		4.87		5.25	4.85
Portfolio Turnover Rate	7.35[d]	17.84	14.58		29.83		47.12	51.80

Net Assets, end of period
($ x 1,000)	215,231	221,904	246,882	249,420		236,765		258,586

a As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.87%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

See notes to financial statements.

NOTE 1—Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,512 during the period ended March 31, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,134,303 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $265,911 of the carryover expires in fiscal 2008 and $1,868,392 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $111,080, shareholder services plan fees $1,000 and transfer agency per account fees $10,200.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2004, the fund was charged $61,882 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $29,497 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2004, redemption fees charged and retained by the fund amounted to $2,204.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $16,606,073 and $15,628,481, respectively.

At March 31, 2004, accumulated net unrealized appreciation on investments was $17,903,407, consisting of $20,511,715 gross unrealized appreciation and $2,608,308 gross unrealized depreciation.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 6, 2004, the fund’s Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders, on or about September 8, 2004, under which all of the fund’s assets will be transferred in a tax-free reorganization to Dreyfus California Tax Exempt Bond Fund, Inc.

NOTES

For More Information

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request
to info@dreyfus.com
On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com
General California Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York

100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation

0131SA0304

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected,

or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment

Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004
By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)